                                                                    EXHIBIT 7.6

                           AGREEMENT OF JOINT FILING

         IPLP Acquisition I LLC, AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Dated:  October 26, 1998


                                              IPLP ACQUISITION I LLC

                                              By:   AIMCO Properties, L.P.,
                                                    its managing member

                                              By:   AIMCO-GP, Inc.,
                                                    its General Partner


                                              By:   /s/ PATRICK J. FOYE
                                                    ---------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President


                                              AIMCO PROPERTIES, L.P.

                                              By:   AIMCO-GP, Inc.,
                                                    its General Partner


                                              By:   /s/ PATRICK J. FOYE
                                                    ---------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President


                                              AIMCO-GP, INC.


                                              By:   /s/ PATRICK J. FOYE
                                                    ---------------------------
                                                    Patrick J. Foye
                                                    Executive Vice President

                                               APARTMENT INVESTMENT AND
                                               MANAGEMENT COMPANY


                                               By:   /s/ PATRICK J. FOYE
                                                     --------------------------
                                                     Patrick J. Foye
                                                     Executive Vice President